BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:	November 29, 2005

TO:	Supplemental Interest Trust HSI Asset Securitization Corporation Trust 2005-OPT1
ATTENTION:	Client Manager - HASCO 2005-OPT1
TELEPHONE:	410-715-2380
FACSIMILE:	410-884-2000

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:   FXNEC7629

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and the Supplemental Interest Trust of the HSI Asset Securitization Corporation Trust 2005-1 (the "Counterparty"), as represented by Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator under the Pooling and Servicing Agreement, dated and effective as of November 1, 2005, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Option One Mortgage Corporation, as Servicer, Deutsche Bank National Trust Company, as Trustee and Pentalpha Surveillance LLC, as Credit Risk Manager (the "Pooling and Servicing Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC7629

Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator for HSl Asset

Securitization Corporation Trust 2005-OPT1

November 29, 2005

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:	November 21, 2005

Effective Date:	November 29, 2005

Termination Date:

May 25, 2009, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2006, and ending on the Termination Date, subject to No Adjustment.

Fixed Rate:	4.85000%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Period End Dates:-

The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the states of New York, Maryland, or Minnesota are closed.

Additional Amount:	In connection with entering into this Transaction USD 533,000 is payable by BSFP to Counterparty on November 29, 2005.

3. Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.        Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement

will apply to any Transaction.

2)

Termination Provisions. Subject to the provisions of paragraph 13 below, for purposes of the ISDA Form Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 12 below.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g)

The "Merger Without Assumption" provisions of Section 5(a)(viii) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisioas of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)

With respect to the Counterparty, the "Bankruptcy" provision of Section 5(a)(vii)(2) will be deleted in its entirety.

(j)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)

Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(1)

"Termination Currency" means United States Dollars.

3) Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations.   For the purpose of Section 3 (f) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

(i)

BSFP represents that it is a corporation organized under the laws of the State of Delaware and its United States taxpayer identification number is 13-3866307.

(ii)

Counterparty represents that it is a trust created under an agreement governed by New York Law.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement (or, if available, the current authorized signature book or equivalent authorizing documentation), any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No
Counterparty	An executed copy of the Pooling and Servicing Agreement.	Within 30 days after the date of this Agreement.	No

5) Miscellaneous. Miscellaneous

(a)       Address for Notices:    For the purposes of Section 12(a) of the ISDA Form Master

Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York  10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Client Manager - HASCO 2005-OPT1

Facsimile:

(410) 715-2380

Phone:

(410) 884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent: Not Applicable

The Counterparty appoints as its Process Agent: Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document.

(e)

BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 12 below.

The Counterparty:   Not Applicable

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications relating to this Agreement between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1)

Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator of the Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2005-OPTl created under the Pooling and Servicing Agreement referred to in this Confirmation in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth therein (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation by the Supplemental Interest Trust or any other related documents.

(m)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HSI Asset Securitization Corporation Trust 2005-OPTl or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n)

BSFP hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty's obligations to pay any amounts owing under this Agreement shall be subject to Section 4.02 of the Pooling and Servicing Agreement and BSFP's right to receive payment of such amounts shall be subject to Section 4.02 of the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

6) "Affiliate." BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii). This provision will survive the termination of this Agreement.

7) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Subject to Part 5(1) of the Agreement, each party represents to the other party on each date when it enters into a Transaction that:—

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) BSFP is acting for its own account and Wells Fargo Bank, N.A. is acting on behalf of the Supplemental Interest Trust as Securities Administrator under the Pooling and Servicing Agreement and not for its own account. Each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction;

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise; and

(3)

Purpose.  It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an "eligible contract participant" as defined in Section l(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction."

8)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-offset forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

9)

Transfer, Amendment and Assignment.  No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class A-I, A-2, A-3, A-4, M-l, M-2, M-3, M-4, M-5 and M-6 (the "Certificates").

10)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect Counterparty as the sole Affected Party (unless otherwise provided below):

(i) BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 12 below. For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 11(i).

(ii) Notice of the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 11.01 of the Pooling and Servicing Agreement is given by the Securities Administrator to Certificateholders pursuant to Section 11.02 of the Pooling and Servicing Agreement.

(iii)

If the Trustee is unable to pay its [Senior] Certificates or fails or admits in writing its inability to pay its [Senior] Certificates as they become due.

11)

Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P and Fitch, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; (iii) post collateral satisfactory to each Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to the Swap Rating Agencies, which will be sufficient to restore the immediately prior ratings of the Certificates. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Swap Rating Agencies then providing a rating of the Certificates and receive from the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:	Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:
Wells Fargo Bank, N.A. San Francisco, CA ABA Number: 121000248 Account Number: 3970771416 Account Name: SAS Clearing FFC: 17211801

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:     /s/ Annie Manevit

Name:

ANNIE MANEVIT

Title:

AUTHORIZED SIGNATORY

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, HSI ASSET

SECURITIZATION TRUST 2005-OPT1

By: Wells Fargo Bank, N.A., not in its individual capacity,

but solely as Securities Administrator

By:    /s/   Amy Doyle

Name:

AMY DOYLE

Title:

VICE PRESIDENT

lm

SCHEDULE I

(Fixed Rate Payer Period End Dates are subject to No Adjustment, and Floating Rate Payer Period End Dates are subject to adjustment in accordance with the Following Business Day Convention)

From and including	To but excluding	Notional Amount
		(USD)
Effective Date	12/25/2005	0
12/25/2005	1/25/2006	492,815,044.29
1/25/2006	2/25/2006	483,290,925.79
2/25/2006	3/25/2006	472,055,776.75
3/25/2006	4/25/2006	459,145,003.83
4/25/2006	5/25/2006	444,611,383.00
5/25/2006	6/25/2006	428,525,714.34
6/25/2006	7/25/2006	410,955,522.07
7/25/2006	8/25/2006	392,035,942.65
8/25/2006	9/25/2006	373,048,543.51
9/25/2006	10/25/2006	354,864,553.60
10/25/2006	11/25/2006	337,560,939.08
11/25/2006	12/25/2006	321,105,031.43
12/25/2006	1/25/2007	305,444,399.99
1/25/2007	2/25/2007	290,540,597.50
2/25/2007	3/25/2007	276,357,046.58
3/25/2007	4/25/2007	262,858,952.40
4/25/2007	5/25/2007	250,006,979.29
5/25/2007	6/25/2007	237,770,415.80
6/25/2007	7/25/2007	219,051,138.77
7/25/2007	8/25/2007	198,219,907.60
8/25/2007	9/25/2007	179,526,458.16
9/25/2007	10/25/2007	162,744,033.25
10/25/2007	11/25/2007	147,656,826.99
11/25/2007	12/25/2007	137,287,548.80
12/25/2007	1/25/2008	129,448,412.76
1/25/2008	2/25/2008	122,058,808.94
2/25/2008	3/25/2008	114,856,526.70
3/25/2008	4/25/2008	107,867,162.27
4/25/2008	5/25/2008	100,966,845.13
5/25/2008	6/25/2008	94,531,151.21
6/25/2008	7/25/2008	88,525,658.78
7/25/2008	8/25/2008	82,918,770.02
8/25/2008	9/25/2008	77,682,096.43
9/25/2008	10/25/2008	72,871.186.14
10/25/2008	11/25/2008	68,442,719.50
11/25/2008	12/25/2008	64,410,196.32
12/25/2008	1/25/2009	61,112,469.70
1/25/2009	2/25/2009	57,528,855.29
2/25/2009	3/25/2009	54,150,350.28
3/25/2009	4/25/2009	50,965,060.84
4/25/2009	Termination Date	47,961,792.15

SCHEDULE

to the

Master Agreement

dated as of December 6, 1996

between BEAR STEARNS FINANCIAL PRODUCTS INC., a Delaware corporation ("Party A"), and REPUBLIC NATIONAL BANK OF NEW YORK, a bank organized under the laws of the United States of America ("Party B").

Part 1

Termination Provisions

In this Agreement:

(a)

"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v), Not Applicable

Section 5(a)(vi), Not Applicable

Section 5(a)(vii),  Not Applicable

Section 5(b)(iv), Not Applicable

in relation to Party B for the purpose of:

Section 5(a)(v), Not Applicable

Section 5(a)(vi), Not Applicable

Section 5(a)(vii), Not Applicable

Section 5(b)(iv), Not Applicable

(b)

"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B.

"Specified Indebtedness" will have the meaning set forth in Section 14, except that, with respect to either party, such term shall not include (A) any obligation with respect to which a party is prevented from making payments due to the general unavailability of the currency in which such Specified Indebtedness is denominated due to exchange controls or other similar governmental action or (B) indebtedness in respect of deposits payable by a party, if repayment of such deposits has been prevented as a result of (X) any decree,-regulation, law or other action taken by any governmental body or agency (including, without limitation, judicial action), which action is unrelated to such party's ability to pay deposits when due in the ordinary course of business and other than any such action resulting from the bankruptcy of such party or (Y) wire transfer difficulties or an error or omission of any administrative or operational nature (so long as sufficient funds are available and only if payment is made within three Business Days after receipt of notice from an interested party of such failure to pay).

"Threshold Amount" means, with respect to Party A, U.S. $10,000,000 or its equivalent in other currencies as reasonably determined by the other party if the applicable Specified Indebtedness is stated in any currency other than U.S. Dollars and, with respect to Party B, U.S. $10,000,000 or its equivalent in other currencies as reasonably determined by the other party if the applicable Specified Indebtedness is stated in any currency other than U.S. Dollars.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will apply to Party B and Section 5(b)(iv) is hereby modified by adding the words "or reorganizes, incorporates, reincorporates, or reconstitutes into or as, another entity (or X otherwise reorganizes or effects a recapitalization, or another entity consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, or reorganizes, incorporates, reincorporates, or reconstitutes into or as, X)" after the word "to" and by deleting the words "another entity" in the fourth line thereof.

(e)

"Merger Without Assumption". The introductory paragraph of Section 5(a)(viii) is hereby deleted in its entirety and replaced by the following :-

The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, or reorganizes, incorporates, reincorporates, or reconstitutes into or as, anodier entity and, at the time of such consolidation, amalgamation, merger, transfer, reorganization, incorporation, reincorporation or reconstitution:-

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Additional Termination Events. It shall be an Additional Termination Event with respect to each Transaction, with Party B as the sole Affected Party, if (i) Standard & Poor's Ratings Services, or any successor thereto ("S&P"), fails to assign a rating classification of at least A-, or Moody's Investors Service, Inc., or any successor thereto ("Moody's"), fails to assign a rating classification of at least A3, to the unguaranteed, unsecured senior long-term debt or equivalent, as applicable, of Party B (whether such failure is by assignment of a rating classification below the applicable threshold or by withdrawal, suspension or other failure to assign any rating classification), and (ii) any such failure shall continue for three Local Business Days after notice from Party A stating that an Additional Termination Event has occurred, unless during such three Local Business Days Party B either:

(1)

assigns each outstanding Transaction to an assignee which is reasonably acceptable to Party A; provided that it shall be deemed reasonable for purposes of this provision for Party A to refuse to accept any proposed assignee if the proposed assignment could result in a violation of or inconsistency with any then-existing policy, guideline or practice of Party A (whether or not written); or

(2)

executes a 1994 ISDA Credit Support Annex (ISDA Agreements Subject to New York Law Only) with a Paragraph 13 in the form of Exhibit A hereto and, upon contemporaneous execution of said Credit Support Annex by Party A, pledges collateral to Party A in the amount required pursuant thereto.

Upon such execution by both Party A and Party B, and until such time as Party B may again satisfy the ratings classifications specified above (at which time all Posted Credit Support shall be transferred to Party B), said Credit Support Annex shall be a Credit Support Document under this Agreement). In the event of any Additional Termination Event, each outstanding Transaction shall be an Affected Transaction and such third Local Business Day shall be the Early Termination Date with respect thereto.

Part 2

Tax Representations

(a)

Payee Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:-

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to die other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided . that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Representations.   For the purpose of Section 3(0 of this Agreement, Party A and Party B make the representations specified below:

(i)

The following representation will apply to Party A:-

It is a corporation organized under the laws of Delaware, and its U.S. taxpayer identification number is 13-3866307.

(ii)

The following representation will apply to Party B:-

It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-2774727.

(iii)

The following representation will apply to Party B with respect to any Transaction where Party B is acting through an office located in the United Kingdom:-

(A)

it is entering into each Transaction in the ordinary course of its trade as, and is either (1) a recognized U.K. bank or (2) a recognized U.K. swap dealer (in either case (I) or (2), for purposes of the United Kingdom Inland .Revenue extra statutory concession C17 on interest and currency swaps dated March 14, 1989), and (B) it will bring into account payments made and received in respect of each Transaction in computing its income for United Kingdom tax purposes.

Part 3

Documents to be delivered

For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B

Any document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

 Any documents required by the receiving party to evidence the authority of the delivering party or any Credit Support Provider for it to execute and deliver the Agreement, any Confirmation contemplated thereunder, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under such Agreement, Confirmations and/or Credit Support Document, as the case may be

		As of the execution of this Agreement and promptly at the request of the other party upon execution of a Confirmation	Yes

Party A and Party B

A certificate of an authorized officer of the party and any Credit Support Provider as to the incumbency and authority of the officers of the party and any Credit Support Provider for it signing this Agreement, any Credit Support Document, or any Confirmation

		As of the execution of this Agreement and promptly at the request of the other party upon execution of a Confirmation	Yes

Party A and Party B

A copy of the most recent annual report of such party and its Credit Support Provider (if any), containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party, when available to the public	Yes

Party A and Party B

A copy of the unaudited consolidated financial statements of such party and its Credit Support Provider (if any), in each case for each fiscal period prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party, when available to the public	Yes
Party A and Party B

A copy of each regular financial or business reporting document that is (i) distributed or made generally available by, with respect to Party A, the party, and with respect to Party B, the party and its Credit Support Provider (if any) or (ii) filed, with respect to Party A, the party, and with respect to Party B, the party and its Credit Support Provider (if any) in accordance with the disclosure requirements of any regulatory authorities and made available for public inspection

		Promptly after request by the other party	Yes

Part 4

Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:

Bear Stearns Financial Products Inc.

245 Park Avenue, Suite 1700

New York, New York 10167

Attention: The Derivative Product Company Manager

Facsimile No.: (212) 272-5823

Telephone No.: (212) 272-4009

With a copy to:

One Metrotech Center, North

Brooklyn, New York 11201

Attention: Derivative Operations, 7th Floor

Facsimile No.: (212) 272-1634

(For all purposes)

Address for notices or communications to Party B:

(i)

With respect to all Transactions with Party A's New York Office:

452 Fifth Avenue, 10th Floor

New York, New York 10018

Attention: Derivative Products Group

Facsimile: (212) 525-8015

(ii)

With respect to all Transactions with Party A's Cayman Islands Office:

Albert Panton Street, P.O. Box 500

George Town, Cayman Islands, B.W.I.

Attention: Derivative Products Group

Telex: 125823; Answerback: BLIC/BANK

(iii)

With respect to all Transactions with Party A's London Office:

30 Monument Street

London EC3R 8NB

Attention: Derivative Products Group

Facsimile: (071) 860-3389

(iv)

With respect to all Transactions with Party A's Milan Office:

Via Dell'Orso 2

20121 Milan, Italy

Attention: Derivative Products Group

Facsimile: 39 2 86461768

(v)

With respect to all Transactions with Party A's Tokyo Office:

Fuji Building

3-2-3 Marunouchi

Chiyoda-ku

Tokyo, Japan

Attention: Derivative Products Group

Facsimile: 813 3 201-5370

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not Applicable

Party B appoints as its Process Agent:   Not Applicable

(c)

Offices.   The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.   For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is a Multibranch Party and may act through the following offices: New York (Head

Office), Cayman Islands, London, Milan, and Tokyo.

(e)

Calculation Agent. The Calculation Agent is Party A.

(f)

Credit Support Document. Details of any Credit Support Document.

Party A:

Not applicable.

Party B:

Not applicable.

(g)

Credit Support Provider.

Party A:

Not applicable

Party B:

Not applicable.

(h)

Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)

Netting of Payments.    Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j)

"Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that, except for the purposes of Section 6(0 of this Agreement, Parry A shall not have any Affiliates for purposes of this Agreement.

Part 5

Other Provisions

(a)

A new Section 6(f) will be added to Section 6 of this Agreement and shall read as follows:

"(f) Set-off.

(i)  In addition to any rights of set-off, combination of accounts, lien or other similar rights to which a party hereto is at any time otherwise entitled (whether by operation of law, contract or otherwise), upon the occurrence of an Event of Default or a Termination Event with respect to which only one party hereto is an Affected Party (the Defaulting Party or sole Affected party, as applicable, being referred to herein as "X"), the other party hereto ("Y") shall have the right (but not the obligation), without prior notice to X or any other person, to set-off any obligation of X owing to Y (and, if Y elects, any Affiliates of Y) (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y (and, if Y elects, any Affiliates of Y) owing to X (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation). The parties agree and acknowledge that the obligations referred to by this provision shall be deemed satisfied and discharged to the extent they are so set-off. Y will give notice to X of any set-off effected pursuant to this Section 6(f) promptly after such set-off has been effected.

(ii)  In order to set-off obligations that are denominated in different currencies, Y may convert any obligation denominated in one currency (the "Original Currency") to another currency (the "Set-off Currency") at the market rate, determined by Y in good faith, at which Y would be able, acting in a commercially reasonable manner, to purchase or sell (as applicable, as determined by Y) Set-off Currency for the relevant amount of the Original Currency.

(iii)  If an obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of such estimate, subject to the relevant party accounting to the other when such obligation is ascertained.

(iv)  Nothing in this Section 6(f) will be deemed to create a charge or other security interest."

(b)

Section 3 of the Agreement is hereby amended by adding at the end thereof the following subsections (g), (h) and (i):

(g)

Relationship Between Parties.

Each party represents to the other party on the date on which it enters into a Transaction that:-

(1)

Non Reliance.

It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

(2)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice) and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(3)

Financial Institution.

It is a "financial institution" within the meaning of the Federal Deposit Insurance Corporation Improvement Act of 1991 as supplemented by Regulation EE of the Federal Reserve Board (with respect to Party B only).

(4)

Eligible Swap Participant.   It is an "eligible swap participant" as defined in 17 C.F.R. § 35.1(b)(2) and was not formed solely for the purpose of constituting an eligible swap participant.

(5)

Purpose.     It is entering into this Agreement and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(6)

Principal.    It is entering into this Agreement and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise.

(7)

Status of Parties.   The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction

(h) For Banks and Thrifts.        Party B hereby further represents and warrants to, and covenants and agrees with, Party A as follows:

(A)

The necessary action to authorize referred to in the representation in Section 3(a)(ii) of this Agreement includes all authorizations required under the Federal Deposit Insurance Act as amended (including amendments effected by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989) and under any agreement, writ, decree, or order entered into with Party B's supervisory authorities.

(B)

At all times during the term of this Agreement, Party B will continuously include and maintain as part of its official written books and records this Agreement, including this Schedule, and all other schedules, exhibits, supplements, attachments hereto and documents incorporated by reference herein, all Confirmations hereunder and evidence of all necessary authorizations.

(i) The representations and agreements in Part 5 above of this Schedule shall be deemed representations and agreements for all purposes of this Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

(c)

Definitions.      Unless otherwise specified in a Confirmation, this Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), and will be governed in all respects by the Definitions. The Definitions are incorporated by reference in, and made part of this Agreement, including each Confirmation, as if set forth in full in this Agreement or in such Confirmation. In the event of any inconsistency between the provisions of this Agreement or the Definitions this Agreement will prevail. Subject to Section 1(b), in the event of any inconsistency between the provisions of any Confirmation and this Agreement or the Definitions such Confirmation will prevail for the purpose of the relevant Transaction.

(d)

Procedures for Entering into Transactions.        With respect to each Transaction entered into pursuant to this Agreement, Party A will, as soon as practicable after the Trade Date thereof, send to Party B a Confirmation in such form as mutually agreed upon by the parties. Party B will promptly confirm the accuracy of, or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to, or deleted from, such Confirmation to make it correct). Party B is required to sign and return the Confirmation promptly.

(e)

Severability.     If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material! change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(f)

Consent to Recording. Each of Party A and B agrees (i) to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device, (ii) that such recordings and transcripts can be used as evidence by either party in any dispute between them, and (iii) that neither party is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(g)

Waiver of Jury Trial.    Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(h)       Confidentiality. Party B hereby agrees that, so long as no Event of Default with respect to Party A has occurred, and except as disclosure may be requested or required pursuant to any decree, regulation, law or other action taken by any governmental or regulatory body or agency (including, without limitation, judicial action), it shall not disclose to any third parties (other man its lawyers, independent certified accountants or employees of affiliated firms) any material information of a proprietary or financial nature not otherwise available to the public regarding Party A without the prior written consent of Party A.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:       /s/ Paul Raymond

Name:  Paul Raymond

Title:    DPC Manager

REPUBLIC NATIONAL BANK OF NEW YORK

By:     /s/ P.G.CONSTANTINIDES

Name:

P.G.CONSTANTINIDES

Title

Executive Vice President

By:     /s/ Jay Nadelson

Name:

Jay Nadelson

Title

DMD

EXHIBIT A

Paragraph 13. Elections and Variables

(a)

Security Interest for "Obligations"; Other Definitions.

(i)

"Obligations".   The term "Obligations" as used in this Annex shall not include any obligations other than those created under this Agreement. In addition, it is understood and agreed that (1) Party A shall not be required to Transfer Posted Collateral hereunder, (2) the term Pledgor shall only refer to Parry B, and (3) the term Secured Party shall only refer to Party A.

(ii)

"Collateral Valuation Date". The term "Valuation Date" shall be amended and restated as "Collateral Valuation Date" for all purposes of this Annex.

(b)

Credit Support Obligations.

(i)

 Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a).

(B)

"Return Amount" has the meaning specified in Paragraph 3(b); provided, that whenever the Secured Party is obligated to return Posted Credit Support to the Pledgor under this Annex, the Secured Party, at its option, may deliver Equivalent Collateral. "Equivalent Collateral" means, with respect to any security constituting Posted Credit Support, securities of the same issuer, series, class (if applicable), maturity, mortgage pool (if applicable), coupon and principal amount.

(C)

"Credit Support Amount" means, for any Collateral Valuation Date (i) the Secured Party's Exposure for that Collateral Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (in) the Pledgor's Threshold; provided, that (x) in the case where there exist Independent Amounts applicable to the Pledgor, the Credit Support Amount will not be less than the aggregate of all Independent Amounts applicable to the Pledgor, and (y) in all other cases the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields an amount less than the Pledgor's Threshold.

(ii)

 Eligible Collateral. "Eligible Collateral" as of any time for Pledgor shall be the collateral approved by the Rating Agencies (as such term is defined in Paragraph 13(m) below) as of such time. As of the date hereof, the items listed in Exhibit I to this Annex (attached hereto) qualify as "Eligible Collateral". The Eligible Collateral will be valued based on the Valuation Percentages set forth in Exhibit II to this Annex.

During the pendency of any suit, action, proceeding or lien referenced in Paragraph 11(c) (other than a suit, action, proceeding or lien resulting from the exercise of the Secured Party's rights under Paragraph 6(c)), the Posted Credit Support affected thereby shall not constitute Eligible Collateral. Pledgor will be obligated, in such event, to substitute Eligible Credit Support for such Posted Credit Support in order to satisfy its obligations under Paragraph 3.

(iii)

Other Eligible Support. Such other property that the Secured Party in its sole discretion shall deem acceptable and at such Valuation Percentage as the Secured Party shall in its sole discretion deem appropriate.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Pledgor: $ 0.

(B)

"Threshold" means with respect to Pledgor: S 0.

(C)

"Minimum Transfer Amount" means with respect to Secured Party: $250,000. "Minimum Transfer Amount" means with respect to Pledgor: $250,000.

(D)

Rounding.  The Delivery Amount and the Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000.

(c)

Valuation and Timing.

(i)

 "Valuation Agent" means Secured Party. Subject to Paragraph 5 hereof, each determination by the Valuation Agent shall, in the absence of manifest error, be conclusive and binding on the parties.

(ii)

 "Collateral Valuation Date" means (a) the last Local Business Day of each month, and (b) any other Local Business Day designated by a party which, in its reasonable judgment, would result in a Delivery Amount or Return Amount; provided, however, that designations under clause (b) by a party shall be requested by advance notice to the Valuation Agent (which notice may be given orally) by no later than 4:00 p.m., New York time, of the Local Business Day immediately preceding the designated Collateral Valuation Date.

(iii)

 "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Collateral Valuation Date or date of calculation, as applicable.

(iv)

 "Notification Time" means (a) for purposes of the Valuation Agent's obligation to notify the parties of its calculation under Paragraph 4(c) or Paragraph 6(d) on a Collateral Valuation Date, 11:00 a.m., New York time, on such Collateral Valuation Date, and (b) for purposes of a party's demand for a Transfer of Eligible Credit Support or Posted Credit Support, 12:00 noon, New York time, on a Local Business Day.

(v)

 Amendment of Paragraph 4(b). Paragraph 4(b) shall be amended as follows: (a) by deleting from the third line the words "next Local Business Day" and inserting in lieu thereof the words "Collateral Valuation Date" and (b) by deleting from the fifth line the words "second Local Business Day thereafter" and inserting in lieu thereof the words "next Local Business Day".

(vi)

 Amendment of Paragraph 4(c). Paragraph 4(c) shall be amended as follows: (a) by deleting from the third and fourth lines the words "the Local Business Day following" and (b) inserting in the fourth line after the words "Paragraph 6(d)," the words "the Local Business Day".

(d)

Conditions Precedent and Secured Party's Rights and Remedies.   The following Termination Event(s) will be a "Specified Condition" for the parry specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

Pledgor
Illegality	X
Tax Event	X
Tax Event Upon Merger	X
Credit Event Upon Merger	X

(e) Substitution.

(i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if such receipt is made by 12:00 noon (New York time), and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if such receipt is made after 12:00 noon (New York time).

(ii) Consent of Secured Party for Substitution. Applicable.

(iii) Amendment of Paragraph 4(d)(ii). The proviso in Paragraph 4(d)(ii) shall be amended and restated to read in its entirety as follows:

provided that the Secured Party will not be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support greater than the Value as of that date of the Substitute Credit Support.

(f)

Dispute Resolution.

(i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following die date on which the notice of the dispute is given under Paragraph 5.

(ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), die Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent; provided, that if three quotations are not available for a particular security, then the number of quotations obtained with respect to such security will be used. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

(iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

(iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

(A)the Disputing Party will notify the other party and, if applicable, the Valuation Agent and deliver the undisputed amount to the other party not later than (i) (a) the close of business of the Collateral Valuation Date, if the demand is made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

(B) the parties will consult with each other in an attempt to resolve the dispute; and

(C) if they fail to resolve the dispute by the Resolution Time; then

(g)

Holding and Using Posted Collateral.

(i) Eligibility to Hold Posted Collateral; Custodians. Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)

Secured Party is not a Defaulting Party.

(2)

Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code.

Initially, the Custodian for Secured Party is (i) with respect to any Eligible Collateral consisting of Cash, Custodial Trust Company ("CTC"), and (ii)with respect to any other Eligible Collateral, Bear, Stearns Securities Corp. ("BSSC").

There shall be no Custodian for Pledgor.

Notwithstanding anything to the contrary contained herein, for so long as CTC is the Custodian for Secured Party with respect to Eligible Collateral consisting of Cash, all Cash to be Transferred by Pledgor hereunder will be paid or delivered by wire transfer to the account of Secured Party at CTC, Account No. 113-10100 (ABA# 031207526), or to such other account as may be designated by Secured Party (the "Collateral Account"). In addition to me pledge pursuant to Paragraph 2 of this Annex (but without prejudice to the provisions of Paragraph 6(c) of this Annex), Pledgor hereby transfers to Secured Party exclusive dominion and control of the Collateral Account (and any Cash from time to time therein), and pledges and assigns to Secured Party a lien on and security interest in the Collateral Account (and any Cash from time to time therein), The Collateral Account is to be established in the name of Secured Party, and Pledgor shall have no right to make any withdrawal therefrom. Secured Party shall notify CTC of the pledge pursuant hereto and the respective rights and interests of Secured Party and Pledgor with respect to the Collateral Account (it being understood that nothing herein shall be deemed to create any interest of Pledgor in the Collateral Account or any Cash therein).

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)

Distributions and Interest Amount.

(i) Interest Rate. The "Interest Rate" will be a per annum rate equal to the average "Federal Funds (Effective)" rate in effect for each day during which Posted Collateral in the form of Cash is held by a Secured Party hereunder, as displayed on Telerate page 118 for such day under the caption "Effective".

(ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made (subject to any deductions or withholdings required by law) on the twentieth day of each calendar month (or if such day is not a Local Business Day, the next day that is a Local Business Day) and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii) Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

Pledgor represents to the other party (which representation(s) will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i) Not Applicable.

(j)

Other Eligible Support and Other Posted Support.

(i) "Value" with respect to Other Eligible Support and Other Posted Support means: the amount determined by the Valuation Agent in its sole discretion.

(ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: the methods determined by Secured Party in its sole discretion.

(k)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(1)

Addresses for Transfers.

Collateral delivered to Secured Party. As specified in writing at the time of transfer

Collateral returned to Pledgor: As specified in writing at the time of transfer

(m)

Other Provisions.

(i) Amendment of Paragraph 7 - Events of Default. Clause (i) of Paragraph 7 shall be amended and restated to read in its entirety as follows:

(i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure (A) continues for two Local Business Days after notice of that failure is given to that party, or (B) is the third such failure by such party within the immediately preceding 12 months, regardless of whether such prior failures were cured within the grace period provided in subclause (A) above.

(ii) "Rating Agencies". The term "Rating Agencies" means S&P and Moody's.

IN WITNESS WHEREOF, the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.	REPUBLIC NATIONAL BANK OF NEW YORK
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit I to Credit Support Annex

1.

Cash

2.

Negotiable debt obligations issued by the U.S. Treasury Department ("Treasury Securities")

3.

The following agency securities:

(a)

mortgage participation certificates in book-entry form, the timely payment of interest at die applicable certificate rate and the ultimate collection of principal of which are guaranteed by the Federal Home Loan Mortgage Corporation;

(b)

mortgage pass-through certificates in book-entry form, the full and timely payment of interest at the applicable certificate rate and me ultimate collection of principal of which are guaranteed by the Federal National Mortgage Association; and

(c)

mortgage pass-through certificates in book-entry form, the full and timely payment of principal and interest of which are guaranteed by the Government National Mortgage Association.

Agency securities referred to in this paragraph 3 shall exclude (1) CMOs, (2) multi-class REMIC pass-through certificates and pass-through certificates and pass-through certificates backed by adjustable rate mortgages, and (3) securities paying interest or principal only.

Exhibit II to Credit Support Annex

Eligible Collateral	Valuation Percentage
Cash	100%
negotiable debt obligations issued by the U.S. Treasury Department having a remaining term to maturity of not more than two years	100%
negotiable debt obligations issued by the U.S. Treasury Department having a remaining term to maturity of more than two years but not more than 10 years	99%
negotiable debt obligations issued by the U.S. Treasury Department having a remaining term to maturity of more than 10 years	98%
securities referred to in paragraph 3 of Exhibit I	85%